UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2007

CHEROKEE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-18640	95-4182437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6835 Valjean

Van Nuys, California 91406

(Address of Principal Executive Offices) (Zip Code)

(818) 908-9868

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 10, 2007, the Board of Directors of Cherokee Inc. (the “Company”) approved an amendment and restatement of the Company’s Bylaws.  The purpose of the amendment and restatement was to amend Article V, Sections 1, 3 and 5 of the Bylaws to comply with Nasdaq’s direct registration program requirements.  The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by the Amended and Restated Bylaws of Cherokee Inc. attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Cherokee Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

December 12, 2007	By:	/s/ Russell Riopelle
Russell Riopelle
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Cherokee Inc.